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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  MAY 15, 2001


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                            INOTEK TECHNOLOGIES CORP.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-16101              75-1986151
  (State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)
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                               11212 INDIAN TRAIL
                               DALLAS, TEXAS 75229
               (Address of Principal Executive Offices)(Zip Code)


                                 (972) 243-7000
                             (Registrant's telephone
                          number, including area code)

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ITEM 5. OTHER INFORMATION.

         On May 15, 2001, Davis Instruments, LLC ("Davis Instruments") and
INOTEK Technologies Corp. entered into a definitive merger agreement in which Davis Instruments will acquire all of the outstanding shares of INOTEK. Under the terms of the agreement, INOTEK's shareholders will receive $0.65 in cash for each share of INOTEK stock they own. The aggregate purchase price is approximately $3.2 million. The merger is more fully described in INOTEK's press release, which is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference in this Item 5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

2.1      Agreement and Plan of Merger dated May 15, 2001, by and among Davis
         Instruments, LLC, a Maryland limited liability company, INOTEK
         Technologies Corp., a Delaware corporation, and Neal E. Young, David L.
         White and Dennis W. Stone.

2.2      Indemnification and Escrow Agreement dated May 15, 2001, by and among
         Davis Instruments, LLC, a Maryland limited liability company, INOTEK
         Technologies Corp., a Delaware corporation, and Neal E. Young, David L.
         White and Dennis W. Stone.

2.3      Irrevocable Proxy dated January 22, 2001, by David L. White to Davis
         Instruments, LLC relating to 1,791,025 shares of common stock of INOTEK
         Technologies Corp.

2.4      Irrevocable Proxy dated January 22, 2001, by Neal E. Young to Davis
         Instruments, LLC relating to 1,485,915 shares of common stock of INOTEK
         Technologies Corp.

2.5      Irrevocable Proxy dated January 22, 2001, by Dennis W. Stone to Davis
         Instruments, LLC relating to 1,400 shares of common stock of INOTEK
         Technologies Corp.

99.1     Press Release dated May 16, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             INOTEK TECHNOLOGIES CORP.

Date: May 25, 2001                           By: /s/ Neal E. Young
                                                 -------------------------------
                                                 Neal E. Young
                                                 Chairman of the Board

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                                 EXHIBIT INDEX

Exhibit
Number                                Description
-------                               -----------

2.1      Agreement and Plan of Merger dated May 15, 2001, by and among Davis
         Instruments, LLC, a Maryland limited liability company, INOTEK
         Technologies Corp., a Delaware corporation, and Neal E. Young, David L.
         White and Dennis W. Stone.

2.2      Indemnification and Escrow Agreement dated May 15, 2001, by and among
         Davis Instruments, LLC, a Maryland limited liability company, INOTEK
         Technologies Corp., a Delaware corporation, and Neal E. Young, David L.
         White and Dennis W. Stone.

2.3      Irrevocable Proxy dated January 22, 2001, by David L. White to Davis
         Instruments, LLC relating to 1,791,025 shares of common stock of INOTEK
         Technologies Corp.

2.4      Irrevocable Proxy dated January 22, 2001, by Neal E. Young to Davis
         Instruments, LLC relating to 1,485,915 shares of common stock of INOTEK
         Technologies Corp.

2.5      Irrevocable Proxy dated January 22, 2001, by Dennis W. Stone to Davis
         Instruments, LLC relating to 1,400 shares of common stock of INOTEK
         Technologies Corp.

99.1     Press Release dated May 16, 2001.